UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  MARCH 12, 2004

                         COMMISSION FILE NO.:  000-31631

                          TRANS MAX TECHNOLOGIES, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  NEVADA                                   42-1599830
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


                200 TRADE ZONE DRIVE, RONKONKOMA, NEW YORK 11779
                ------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (631) 285-7101
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                                      N/A
                                    ---------
                            (FORMER NAME AND ADDRESS)

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ITEM 5.          OTHER EVENTS

Effective March 12, 2004, the Registrant affected a 6:1 forward stock split, increased its authorized shares to 510,000,000 shares, consisting of 500,000,000 shares of common stock and 10,000,000 shares of preferred stock, re-authorized the par value $.001 per share of common stock, and reauthorized the par value $.001 per share of preferred stock.

On  March  3,  2004,  the Registrant filed articles of amendment with the Nevada
Secretary of State to amend its articles as mentioned above. The number of shares of the Registrant outstanding at the time of the adoption of the foregoing was 36,852,079 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 26,832,661. The shareholders consenting to the action represented a majority of the issued and outstanding shares.

On March 12, 2004, the Registrant was approved for complete corporate listing and description in Standard and Poor's ("S&P") Corporation Records. Additionally the Registrant will have its corporate description published in Standard and Poor's Daily News Section. S&P will also initiate financial coverage of the Registrant as part of the S&P Market Access Program, including coverage on S&P's website www.advisorinsight.com as well as S&P Marketscope and
                           ----------------------
the electronic version of S&P Stock Guide database. The S&P coverage will also appear on the highly trafficked OTC Bulletin Board website, www.otcbb.com.
                                                                  -------------

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

3.1     Certificate  of  Amendment  to  the  Articles  of  Incorporation

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trans Max Technologies, Inc.

March 18, 2004


/s/ Peter Mergenthaler
----------------------
Peter Mergenthaler
Chief Executive Officer


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Exhibit 3.1

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of corporation:     TRANS MAX TECHNOLOGIES, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE IV.

The capitalization of the corporation is amended to reflect a 6:1 forward stock split, to increase the authorized shares to 510,000,000, consisting of 500,000,000 shares of common stock and 10,000,000 shares of preferred stock, to reauthorize the par value $.001 per share of common stock and to reauthorize the par value of $.001 per shares of preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: MAJORITY.

4. Effective date of filing (optional):

5. Officer Signature: /s/ Peter Mergenthaler
                      ----------------------

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